UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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GLADSTONE CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLADSTONE CAPITAL CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON February 22, 2007

To The Stockholders Of Gladstone Capital Corporation:

Notice Is Hereby Given that the Annual Meeting of Stockholders of Gladstone Capital Corporation, a Maryland corporation (the “Company”), will be held on Thursday, February 22, 2007 at 11:00 a.m. local time at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102 for the following purposes:

(1)   To elect three Class III directors to hold office until the 2010 Annual Meeting of Stockholders.

(2)   To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The board of directors has fixed the close of business on Thursday, December 28, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Terry Brubaker
Secretary

McLean, Virginia

January 11, 2007

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

GLADSTONE CAPITAL CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

PROXY STATEMENT
FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
February 22, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Gladstone Capital Corporation, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on February 22, 2007, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102. We intend to mail this proxy statement and accompanying proxy card on or about January 11, 2007 to all stockholders entitled to vote at the Annual Meeting.

We operate as a closed-end, non-diversified, management investment company, and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by Gladstone Management Corporation, a registered investment adviser (“Gladstone Management”). Gladstone Management also has a wholly-owned subsidiary, Gladstone Administration, LLC (“Gladstone Administration”), which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. Gladstone Management and Gladstone Administration are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

Solicitation

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Gladstone Management or Gladstone Administration. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of our common stock at the close of business on December 28, 2006 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 28, 2006 we had outstanding and entitled to vote 12,249,683 shares of common stock. Each holder of record of our common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved. Therefore, with respect to the election of directors (Proposal 1), abstentions and broker non-votes do not count either for or against the election of any director.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Gladstone Capital Corporation at our principal executive office, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

Attendance at the meeting will not, by itself, revoke a proxy. However, no proxy is valid after eleven months from its date, unless otherwise provided in the proxy.

Stockholder Proposals and Stockholder Communications with the Board of Directors

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2008 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) is September 13, 2007. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at our principal executive offices not later than the close of business on December 24, 2007 nor earlier than the close of business on November 23, 2007. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Our board of directors (the “Board”) has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Gladstone Capital Corporation, Attention: Investor Relations, at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. This information is also contained on our website at www.gladstonecapital.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, Class I, Class II and Class III. Classes I and III consist of three directors each, and Class II consists of four directors. The directors in each class have three-year terms. In general, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until his or her successor is elected and qualified.

The Board presently has ten members. The term of office for the Class III directors is expiring in 2007. Each of the nominees for election to Class III are incumbent directors. If elected at the Annual Meeting, each nominee would serve until the 2010 annual meeting, and until his or her successor is elected and qualified, or his or her earlier death, resignation or removal. No nominee has been proposed for election pursuant to any agreement or understanding between him or her and us.

Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominees as management may propose. The nominees have agreed to serve if elected, and management has no reason to believe that any of them will be unable to serve.

Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the Annual Meeting, and each executive officer who is not a director.

Nominees for Election as Class III Directors for a Three-year Term Expiring at the 2010 Annual Meeting

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios In Fund Complex Overseen by Director or Nominee for Director(†)	Other Directorships Held by Director
Disinterested Directors
Paul Adelgren (64) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2007 Annual Meeting; Director since January 2003.	Pastor of Missionary Alliance Church (since 1997).	3	None.
John H. Outland (61) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2007 Annual Meeting; Director since December 2003.	Private investor (since June 2006); Vice President of Genworth Financial, Inc. (March 2004 to June 2006); Managing Director, 1789 Capital Advisers, a financial consulting company (2002 to 2004); Vice President of Mortgage Backed Securities, Financial Guaranty Insurance Company (1999 to 2001).	3	None.
Interested Director
David Gladstone (64)* Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2007 Annual Meeting; Director since 2001.	Founder, Chief Executive Officer and Chairman of the Board (since May 2001); Founder, Chief Executive Officer and Chairman of the Board of Gladstone Management, Gladstone Commercial Corporation, and Gladstone Investment Corporation; Chairman or vice chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout company and mezzanine debt finance company (April 1997 to August 2001).	3	None.

Class I Directors Continuing in Office until the 2008 Annual Meeting

Name, Address, and Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios In Fund Complex Overseen by Director or Nominee for Director(†)	Other Directorships Held by Director
Disinterested Directors
Michela A. English (57) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2008 Annual Meeting; Director since June 2002.	President and CEO, Fight for Children (since June 2006); private investor (March 2004 to June 2006); President, Discovery Consumer Products, the retail, publishing and licensing arm of Discovery Communications, Inc. (1996 to 2004).	3	None.
Anthony W. Parker (61) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2008 Annual Meeting; Director since August 2001.	Founder and Chairman of the Board, Medical Funding Corporation, the owner of Snelling Metro Personnel, a staffing agency (since 1977).	3	None.
Interested Director
George Stelljes III (45)* Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director, President and Chief Investment Officer	Term expires at 2008 Annual Meeting; Director since July 2003.	President and Chief Investment Officer of the Company (since April 2004); Executive Vice President and Chief Investment Officer of the Company (September 2002 to April 2004); President, Chief Investment Officer and a director of Gladstone Management and Gladstone Investment Corporation; Executive Vice President and Chief Investment Officer of Gladstone Commercial Corporation; General Partner and Investment Committee member of Patriot Capital; Co-founder and Managing Member of Camden Partners and Cahill Warnock & Co., private equity firms (1999 to 2002).	2	Director of Intrepid Capital Management

Class II Directors Continuing in Office Until the 2009 Annual Meeting

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios In Fund Complex Overseen by Director or Nominee for Director(†)	Other Directorships Held by Director
Disinterested Directors
David A.R. Dullum (58) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2009 Annual Meeting; Director since August 2001.	President, Secretary and Director, Harbor Acquisition Corporation (since June 2005); Partner, New England Partners, a venture capital firm (since 1995).	3	Director of Harbor Acquisition Corporation
Maurice W. Coulon (64) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2009 Annual Meeting; Director since August 2003.	Private investor in real estate (since 2000); Director, Portfolio Management, Morgan Stanley Real Estate Company (1991 to 2000).	3	None.
Gerard Mead (63) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director	Term expires at 2009 Annual Meeting; Director since December 2005.	Chairman and founder, Gerard Mead Capital Management (since 2003). Various positions with Bethlehem Steel Corporation, including Director of Investment Research, Pension Trust Chairman and Fund Manager (1966 to 2003).	3	None.
Interested Director
Terry Lee Brubaker (63)* Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Director, Vice Chairman, Chief Operating Officer and Secretary	Term expires at 2009 Annual Meeting; Director since May 2001.	Vice Chairman, Chief Operating Officer and Secretary of the Company (since April 2004); President, Chief Operating Officer and Secretary of the Company (May 2001 to April 2004); Vice Chairman, Chief Operating Officer, Secretary and Director of Gladstone Management, Gladstone Commercial Corporation and Gladstone Investment Corporation; Founder and chairman of the board, Heads Up Systems, a process consulting firm (1999 to 2003).	3	None.

Executive Officers Who are Not Directors

Name, Address, and Age	Position(s) Held With Company, and Length of Time Served	Principal Occupation(s) During the Past Five Years
Harry Brill (59) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Chief Financial Officer since May 2001.

Chief Financial Officer of the Company (since May 2001); Chief Financial Officer of Gladstone Investment Corporation, Gladstone Capital Corporation, Gladstone Management and Gladstone Administration; Treasurer of the Company (May 2001 to April 2006); Treasurer of Gladstone Investment Corporation (February 2005 to April 2006), Gladstone Commercial Corporation (August 2003 to April 2006), and Gladstone Management (July 2002 to April 2006); Personal financial advisor (1995 to 2001).

Gary Gerson (42) Gladstone Capital Corporation 1521 Westbranch Drive Suite 200 McLean, Virginia 22102	Treasurer since April 2006.

Treasurer of the Company (since April 2006); Treasurer of Gladstone Management, Gladstone Administration, Gladstone Investment and Gladstone Commercial; Assistant Vice President of Finance at Bozzuto Group (2004 to 2006); Director, Finance, PG&E National Energy Group (2000 to 2004).

*                    “Interested Persons” of Gladstone Capital Corporation within the meaning of the 1940 Act. Messrs. Gladstone, Brubaker and Stelljes are also officers of our investment adviser, Gladstone Management and its affiliates.

†                    For purposes of the foregoing tables, the other members of our “Fund Complex,” who are also advised by Gladstone Management, include Gladstone Commercial Corporation, a publicly traded real estate investment trust, and Gladstone Investment Corporation, a publicly traded management investment company that has elected to be treated as a business development company under the 1940 Act. All of our directors also serve as directors of Gladstone Investment Corporation, and all of our directors also serve, with the exception of Mr. Stelljes, as directors of Gladstone Commercial Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF
 EACH NOMINEE FOR CLASS III DIRECTOR.

Board Committees and Meetings

During the fiscal year ended September 30, 2006, the Board held five meetings. The Board has an audit committee, a compensation committee, an ethics, nominating and corporate governance committee, and an executive committee.

Audit Committee.   Our Board has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act. The audit committee operates pursuant to a written charter. During the last fiscal year, the membership of the audit committee has consisted of Mr. Parker, who serves as chairman, Ms. English and Mr. Dullum. Messrs. Adelgren and Coulon serve as alternate members of the audit committee. Alternate members of the audit committee serve only in the event of an absence of a regular member of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by Nasdaq rules and our own standards. The Board has unanimously determined that all members and alternate members of the audit committee qualify as “audit committee financial experts” within the meaning of applicable Securities and Exchange Commission (“SEC”) rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent auditor, approving the independent auditor services and fees and reviewing and approving the annual audited financial statements for us before issuance, subject to Board approval. No members of the audit committee received any compensation from us during the last fiscal year other than directors’ fees. The audit committee met eight times during the last fiscal year.

Compensation Committee.   The compensation committee operates pursuant to a written charter and conducts periodic reviews of the investment advisory agreement with Gladstone Management and the administration agreement with Gladstone Administration to evaluate whether the fees paid to Gladstone Management under the advisory agreement, and to Gladstone Administration under the administration agreement, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to its executive officers by Gladstone Management or Gladstone Administration are consistent with our compensation philosophies and the performance of Gladstone Management and Gladstone Administration, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the investment advisory and administration agreements are being satisfactorily performed. The compensation committee also administered our Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”), as amended, until its termination on September 30, 2006. The 2001 Plan was terminated in connection with an amended and restated investment advisory and management agreement that became effective on October 1, 2006 (the “Amended Advisory Agreement”). Since its effectiveness, the compensation committee also reviews and considers all incentive fees payable to Gladstone Management under the Amended Advisory Agreement. Membership of the compensation committee is comprised of Messrs. Coulon, Outland and Mead. Each of Messrs. Coulon, Outland and Mead is an “independent director” as defined by Nasdaq rules, and is not considered an “interested person” of ours, as such term is defined in the 1940 Act. Mr. Coulon serves as the compensation committee chairman. The compensation committee met four times during the last fiscal year.

Ethics, Nominating and Corporate Governance Committee.   The ethics, nominating and corporate governance committee operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is available on our website at www.gladstonecapital.com. The ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. The committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In the case of new director candidates, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must not be considered an “interested person” under the 1940 Act, which determination is based upon our charter and bylaws, applicable securities laws, the rules and regulations of the SEC,

Nasdaq rules, and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

The committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Stockholders who wish to recommend individuals for consideration by the ethics, nominating and corporate governance committee to become nominees for election to the Board may do so by submitting a written recommendation to our Secretary at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by September 30, 2007 will be considered for nomination at the 2008 Annual Meeting of Stockholders. Recommendations received after September 30, 2007 will be considered for nomination at the 2009 Annual Meeting of Stockholders.

The Board may appoint not fewer than two members to the ethics, nominating and corporate governance committee. Currently, the membership is comprised of Messrs. Adelgren and Coulon, each of whom is considered an “independent director” under Nasdaq rules, and neither of whom is considered an “interested person” (as such term is defined in the 1940 Act). Mr. Adelgren serves as the chairman of the ethics, nominating and corporate governance committee. The ethics, nominating and corporate governance committee met four times during the last fiscal year.

Executive Committee.   The executive committee has the authority to exercise all powers of the Board, except for actions that must be taken by the full Board under the Maryland General Corporation Law, including electing the Chairman of the Board and the President. The Board may appoint not fewer than three members to the executive committee. Currently, the membership is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee did not meet during the last fiscal year.

During the fiscal year ended September 30, 2006, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served. We do not have a formal policy regarding attendance by directors at annual meetings of stockholders but we do encourage such attendance. Two members of the Board attended our 2006 Annual Meeting of Stockholders.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, all of our officers and directors, and all employees of Gladstone Management and Gladstone Administration. We have posted a copy of our code of business conduct and ethics on our website at www.gladstonecapital.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Independent Registered Public Accounting Firm

The audit committee of the Board has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2007. PwC has audited our financial statements since our fiscal year ending September 30, 2003. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

The following table represents aggregate fees billed to us for the fiscal years ended September 30, 2005 and September 30, 2006 by PwC, our independent registered public accounting firm. All fees in the table below were approved by the audit committee.

	2005	2006
Audit Fees	$216,300	$288,882
Audit-related Fees	—	—
Tax Fees	10,000	17,700
All Other Fees	—	—
	$226,300	$306,582

During the fiscal year ended September 30, 2006, the aggregate non-audit fees billed by PwC for services rendered to Gladstone Management and any entity controlling, controlled by or under common control with Gladstone Management that provides ongoing services to us was $11,000. All of these fees were for professional services rendered to Gladstone Management for tax services. The audit committee has considered whether, and believes that, the rendering of these services to Gladstone Management is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent auditors are engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

The audit committee has determined that the rendering of the services other than audit services by PwC is compatible with maintaining the principal accountant’s independence.

Report of the Audit Committee of the Board Of Directors(1)

The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2006.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The audit committee included in its review results of the auditor’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The audit committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The audit committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The audit committee also has discussed with PricewaterhouseCoopers LLP matters relating to the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with audit committees). In addition, the audit committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees). The audit committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The audit committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The audit committee adopted guidelines requiring review and pre-approval by the audit committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The audit committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 for filing with the SEC. In addition, the audit committee expects to formally engage PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007 at its regular meeting in January 2007.

The Audit Committee
Anthony W. Parker, Chairman
Michela A. English
David A.R. Dullum

(1)          The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation of Directors and Executive Officers

Stock Option Grants and Exercises

We did not issue any stock options to our executive officers or directors during the last fiscal year, and we terminated our 2001 Plan, and all outstanding options under the 2001 Plan, on September 30, 2006. The 2001 Plan was terminated in connection with the effectiveness of the Amended Advisory Agreement, which provides for an incentive fee payable to Gladstone Management. Regulations promulgated by the SEC prohibit us, as a business development company, from implementing an incentive advisory fee while having in place a stock option plan or any outstanding stock options. Thus, in connection with the approval of the Amended Advisory Agreement, and pursuant to an offer approved by our Board of Directors on April 11, 2006, we extended an offer to the then-current stock option holders to amend the terms of all outstanding stock options under the 2001 Plan to accelerate the contractual expiration date of these options to September 30, 2006. The offer was filed with the SEC on April 12, 2006, was conducted in accordance with the federal tender offer rules and regulations, and was conditioned upon the acceptance by 100% of the current stock option holders. Our Board of Directors also accelerated in full the vesting of all outstanding options other than options held by the non-employee directors effective April 11, 2006, resulting in accelerated vesting of 34,500 outstanding options. On May 31, 2006, 100% of the then-current stock option holders accepted the offer to amend the options, and on September 30, 2006, all outstanding stock options and the 2001 Plan were terminated.

The following table shows for the fiscal year ended September 30, 2006, certain information regarding options exercised by our three highest paid executive officers:

Aggregated Option Exercises in Fiscal 2006
and Value of Options at End of Fiscal 2006

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options FY-End ($)
Name	Exercise (#)	($)(1)	Vested	Unvested	Vested	Unvested
David Gladstone	406,666	3,171,994.80	0	0	$0.00	0.00
Terry Lee Brubaker	106,666	741,328.70	0	0	$0.00	0.00
George Stelljes III	150,000	615,009.00	0	0	$0.00	0.00

(1)          Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with Gladstone Management, whereby they are direct employees of Gladstone Management.

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2006, compensation awarded to or paid to the directors who are not executive officers (the “non-employee directors”) for all services rendered to us during this period. No compensation is paid to directors who are executive officers for their service on the Board of Directors. No information has been provided with respect to executive officers because our executive officers are employees of Gladstone Management or Gladstone Administration and do not receive any direct compensation from us.

		Pension or		Total
	Aggregate	Retirement		Compensation
	Compensation	Benefits Accrued	Securities	From Company
	From the	as Part of Company	Underlying	Paid to
Name of Person, Position	Company	Expenses	Options	Directors
Paul Adelgren	$15,000	$0	0	$15,000
Director
Maurice W. Coulon	$15,000	$0	0	$15,000
Director
David A.R. Dullum	$19,000	$0	0	$19,000
Director
Michela A. English	$19,000	$0	0	$19,000
Director
John H. Outland	$15,000	$0	0	$15,000
Director
Anthony W. Parker	$19,000	$0	0	$19,000
Director
Gerard Mead	$11,500	$0	0	$11,500
Director

During the last fiscal year, as compensation for serving on the Board, each of our non-employee directors received an annual fee of $10,000, $1,000 per Board meeting attended, and an additional $1,000 for attending each committee meeting if such committee meeting took place on a day other than when the full Board met. We reimburse our directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board. In the fiscal year ended September 30, 2006, the total cash compensation paid to non-employee directors was $113,500.

Effective with the December 2, 2005 stockholder approval of the Amended Advisory Agreement, we ceased granting stock options under the 2001 Plan. Prior to that time, in addition to the cash compensation described above, each of our non-employee directors was eligible to receive stock option grants under the 2001 Plan pursuant to an order of the SEC granted in January 2003. Under our prior director compensation program, each non-employee director received an option to purchase 10,000 shares of common stock at the time of appointment to the board, and received an additional grant of 10,000 shares of common stock at the time of each annual meeting of stockholders. No new options have been issued to our non-employee directors since our 2005 annual meeting of stockholders, and no new options will be granted as long as the Amended Advisory Agreement is in place. Because our directors will no longer receive stock options as additional compensation for their services, beginning in fiscal year 2007 we have adjusted the fees paid to non-employee directors to provide cash compensation in lieu of the compensation formerly provided to them through stock options. Each non-employee director is now entitled to receive an annual fee of $20,000, $1,000 per Board meeting attended, and an additional $1,000 for attending each committee meeting if such meeting takes place on a day other than when the full Board meets. In addition, the chairperson of the audit committee will receive an annual fee of $3,000, and the chairpersons of each of the compensation and ethics, nominating and corporate governance committees will receive annual fees of $1,000 for their additional services in these capacities.

Report of the Compensation Committee of the Board of Directors on
Executive Compensation(1)

The Company’s chief executive officer, chief operating officer and chief investment officer are salaried employees of Gladstone Management, which is an affiliate of the Company. Since the externalization of management in October 2004, Gladstone Management has paid the salaries and other employee benefits of the persons in its organization who render services for the Company. These services have been provided pursuant to the terms of contractual investment advisory arrangements with Gladstone Management. However, the officers and directors of the Company and the employees of Gladstone Management have remained employees of the Company so as to continue to be eligible to receive awards under the Company’s 2001 Plan, which was terminated on September 30, 2006. Pursuant to the terms of an administration agreement (the “Administration Agreement”) between the Company and Gladstone Administration Gladstone Administration pays the salaries and other employee benefits of the Company’s chief financial officer, controller, chief compliance officer and their respective staff.

Compensation Philosophy

The compensation committee has provided a critical oversight function with respect to the Advisory Agreement, and continues to provide this function with respect to the Amended Advisory and Administration Agreements. For its long-term success and enhancement of long-term stockholder value, the Company depends on the management and analytical abilities of its executive officers, who are employees of, and are compensated by, Gladstone Management and Gladstone Administration. During the last fiscal year, the compensation committee implemented the Company’s philosophies of attracting, retaining and rewarding executive officers and others who contribute to the long-term success of the Company and motivating them to enhance stockholder value through its oversight of Gladstone Management’s compensation practices under the terms of the Advisory Agreement. The key elements of the Company’s compensation philosophy include:

•       ensuring that base salary paid to the Company’s executive officers is competitive with other leading financial services companies with which the Company competes for talented investment professionals;

•       ensuring that bonuses paid to the Company’s executive officers are sufficient to provide motivation to achieve the Company’s principal business and investment goals and to bring total compensation to competitive levels; and

•       providing incentives to ensure that the Company’s executive officers are motivated over the long term to achieve the Company’s business and investment objectives.

(1)          The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Base Salary and Bonuses.

During the fiscal year ended September 30, 2006, the compensation committee fulfilled its oversight role by reviewing the Advisory Agreement to determine whether the fees paid to Gladstone Management under the Advisory Agreement were in the best interests of the stockholders. The compensation committee considered in its review whether the salaries and bonuses paid to its executive officers by Gladstone Management are consistent with the Company’s compensation philosophies as described above. The compensation committee has also reviewed the performance of Gladstone Management to determine whether the compensation paid to the Company’s executive officers is reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement are being satisfactorily performed. Specifically, the Committee has considered factors such as:

•       the amount of fees paid to Gladstone Management in relation to the Company’s size and the composition and performance of the Company’s investments;

•       the success of Gladstone Management in generating appropriate investment opportunities;

•       rates charged to other investment entities by advisers performing similar services;

•       additional revenues realized by Gladstone Management and its affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business;

•       the value of the Company’s assets each quarter;

•       the quality and extent of service and advice furnished by Gladstone Management and the performance of the Company’s investment portfolio; and

•       the quality of the Company’s portfolio relative to the investments generated by Gladstone Management for its other clients.

Effective with the implementation of the Amended Advisory and Administration Agreements on October 1, 2006, the compensation committee’s oversight role also includes review of the above-described factors with regard to the compensation of the employees of Gladstone Administration, including the Company’s chief financial officer and treasurer, and Gladstone Administration’s performance under the Administration Agreement. The Board may, pursuant to the terms of each of the Amended Advisory and Administration Agreements, terminate either of the Agreements at any time and without penalty, upon sixty days’ prior written notice to Gladstone Management or Gladstone Administration, as applicable. In the event of an unfavorable periodic review of the performance  of Gladstone Management or Gladstone Administration in accordance with the criteria set forth above, the compensation committee would provide a report to the Board of its findings and provide suggestions of remedial measures, if any, to be sought from Gladstone Management or Gladstone Administration, as applicable. If such recommendations are, in the future, made by the compensation committee and are not implemented to the satisfaction of the compensation committee, it may recommend exercise of the Company’s termination rights under the Amended Advisory Agreement or Administration Agreement.

Long-Term Incentives

Prior to its termination on September 30, 2006, the Company’s long-term incentive program consisted of the 2001 Plan. The 2001 Plan utilized time-based vesting periods to encourage key employees to continue providing services to the Company. Through option grants, executive officers received significant equity incentives to build long-term stockholder value. Grants were made at 100% of fair market value on the date of grant. Executives received value from these grants only if the Company’s common stock appreciated over the long-term. The size of option grants was determined based on competitive practices at leading companies in the finance industry and the Company’s philosophy of significantly linking executive compensation with stockholder interests. In the fiscal year ended September 30, 2006, the compensation committee granted a total of 2,500 stock options for which, in connection with the Company’s tender offer, vesting was accelerated in full as of April 12, 2006. Of this total, no options were granted to the Company’s executive officers.

The compensation committee believes that its approach under the 2001 Plan created an appropriate focus on longer term objectives and promoted executive retention, however, the compensation committee believes that the incentive structure provided for under the Amended Advisory Agreement that became effective on October 1, 2006 is a more effective means of creating long-term stockholder value and promoting executive retention. The Company’s long-term incentive program consists of incentive fees payable to Gladstone Management under the terms of the Amended Advisory Agreement. In addition to a base management fee, the Amended Advisory Agreement provides for the payment of a two-part incentive fee in the event that Gladstone Management attains certain milestones. The first part of the incentive fee is an income-based incentive fee which rewards Gladstone Management if the Company’s quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of its net assets (the “hurdle rate”). The Company will pay Gladstone Management an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), commencing on October 1, 2006, and will equal 20% of the Company’s realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to Gladstone Management, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since its inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio.

Income realized by Gladstone Management from any such incentive fees will be paid by Gladstone Management to eligible employees in amounts based on their respective contributions to the Company’s success in meeting its goals of generating income and capital gains for the payment of dividends to its stockholders. This incentive compensation structure is designed to create a direct relationship between the compensation of our executive officers and other employees of Gladstone Management and the income and capital gains realized by the Company as a result of their efforts on the Company’s behalf. We believe that this structure rewards our executive officers and other employees of Gladstone Management for the accomplishment of long-term goals consistent with the interests of the Company’s stockholders.

Following the termination of the 2001 Plan and the expiration of all outstanding options, the Company no longer has a stock option plan for its officers and directors and the employees of Gladstone Management. Regulations promulgated by the SEC prohibit a business development company, such as the Company, from implementing an incentive advisory fee while it has in place a stock option plan or any outstanding options.

Conclusion

Through the 2001 Plan and the incentive structure of the Amended Advisory Agreement described above, a significant portion of the Company’s compensation program has been, and continues to be contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company’s business may result in highly variable compensation for a particular time period.

The Compensation Committee
Maurice W. Coulon,Chairman
John H. Outland
Gerard Mead

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Messrs. Coulon, Outland and Mead, none of whom were at any time during the last fiscal year officers or employees of ours or our affiliates.

Certain Transactions

Advisory and Administration Agreements

During the fiscal year ended September 30, 2006, we were externally managed under a contractual investment advisory arrangement with Gladstone Management pursuant to which Gladstone Management was responsible for managing our day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities include, but are not limited to: managing the investment and reinvestment of our assets, including identifying, evaluating, and structuring such investments; continuously reviewing, supervising and administering our investment program to determine in its discretion the securities to be purchased or sold and the portion of our assets to be held uninvested; offering to provide significant managerial assistance to the issuers of securities in which we are invested as required by the 1940 Act; arranging our debt financing; providing us with all required records concerning Gladstone Management’s efforts on our behalf; and providing regular reports to our Board concerning Gladstone Management’s activities on our behalf. In return for providing such services, we paid Gladstone Management an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. Based upon an analysis of publicly available information, the Board believed that these fees were reasonable in light of our specialized investment program and in line with the customary external fees paid in the industry for mezzanine fund and subordinated debt funds that are externally managed and have in place an equity incentive plan.

On October 1, 2006 we entered into the Amended Advisory Agreement with Gladstone Management and the Administration Agreement with Gladstone Administration. The Amended Advisory Agreement provides for an annual base management fee equal to 2% of our assets and an income-based incentive fee which rewards Gladstone Management if our quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay Gladstone Management an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The Amended Advisory Agreement also provides for a capital gains-based incentive fee, whereby Gladstone Management receives a fee equal to 20% of our realized capital gains (net of realized capital losses and unrealized capital depreciation). Under the Administration Agreement, we pay separately for our allocable portion of Gladstone Administration’s overhead expenses in performing its obligations, including, but not limited to, rent, and our allocable portion of the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer, controller and their respective staff. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under both the Amended Advisory Agreement and the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

David Gladstone, Terry Lee Brubaker, George Stelljes III, Harry Brill and Gary Gerson are all officers or directors, or both, of Gladstone Management and Gladstone Administration. David Gladstone is the controlling stockholder of Gladstone Management, which is the sole member of Gladstone Administration. Although we believe that the terms of the Amended Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, Gladstone Management, its officers and its directors have a material interest in the terms of these agreements.

Loans

At September 30, 2006, we had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer of ours. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 prohibits us from making loans to our executive officers, although certain loans outstanding prior to July 30, 2002, including the promissory notes we have received from Messrs. Gladstone, Brubaker and Brill, were expressly exempted from this prohibition. In addition, these loans meet the requirements set forth in Section 57(j) of the 1940 Act.

Also at September 30, 2006, we had two loans outstanding in the principal amounts of $275,010 and $474,990, respectively, to Laura Gladstone, a managing director of ours and the daughter of our chief executive officer, Mr. Gladstone. These loans were extended in connection with the exercise of stock options under the 2001 Plan by Ms. Gladstone, and were made on terms available to all eligible participants of the 2001 Plan. The interest rates on the loans are 4.9% and 8.26%, respectively, and the outstanding principal amounts of each loan are due and payable in cash on August 23, 2010 and July 13, 2015, respectively. Mr. Gladstone has not received, nor will he receive in the future, any direct or indirect benefit from these loans.

Indemnification

In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock as of December 28, 2006 by (i) each director and nominee for director; (ii) each of our executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors(2)	Aggregate Dollar Range of Equity Securities of all Funds Overseen by Directors in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone(4)	996,649	8.14%	Over $100,000	Over $100,000
Terry Lee Brubaker(5)	196,024	1.60%	Over $100,000	Over $100,000
George Stelljes III	4,008	*	$50,001 - $100,000	Over $100,000
Harry Brill(6)	10,500	*	Over $100,000	Over $100,000
Gary Gerson	0	*	None	$10,001 - $50,000
Anthony W. Parker	4,048	*	$50,001 - $100,000	Over $100,000
David A.R. Dullum	2,000	*	$10,001 - $50,000	Over $100,000
Michela A. English	2,500	*	$50,001 - $100,000	Over $100,000
Paul Adelgren	1,000	*	$10,001 - $50,000	$10,001 - $50,000
Maurice Coulon	0	*	None	$10,001 - $50,000
John H. Outland	1,000	*	$10,001 - $50,000	$50,001 - $100,000
Gerard Mead	106	*	$1 - $10,000	$10,001 - $50,000
All executive officers and directors as a group (10 persons)	1,217,835	9.94%	N/A	N/A

*                    Less than 1%

(1)          This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,249,683 shares outstanding on December 28, 2006, adjusted as required by rules promulgated by the SEC.

(2)          Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)          Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Investment Corporation, our affiliate and a regulated investment company that is also externally managed by Gladstone Management.

(4)          393,334 of these shares of common stock are pledged to us as security for a promissory note issued in connection with Mr. Gladstone’s acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Gladstone retains voting power with respect to these shares.

(5)          177,500 of these shares of common stock are pledged to secure indebtedness incurred for their acquisition, including 93,334 shares that are pledged to us as security for a promissory note issued in connection with Mr. Brubaker’s acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Brubaker retains voting power with respect to these shares.

(6)          10,000 of these shares of common stock are pledged to us as security for a promissory note issued in connection with the acquisition of these shares through a stock option exercise on August 23, 2001. Mr. Brill retains voting power with respect to these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended September 30, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

PERFORMANCE MEASUREMENT COMPARISON(1)

The following graph shows the total stockholder return of an investment of $100 in cash on September 30, 2001 for (i) our common stock, (ii) the Standards & Poor’s 500 Index (the “S&P 500”) and (iii) our peer group(2). All values assume reinvestment of the full amount of all dividends and are calculated as of September 30, 2002, September 30, 2003, September 30, 2004, September 30, 2005, and September 30, 2006:

	September 30, 2002	September 30, 2003	September 30, 2004	September 30, 2005	September 30, 2006
Gladstone Capital
Corporation	109.58	133.89	166.56	175.38	185.62
S&P 500	78.32	95.68	107.08	118.05	128.34
Peer Group(2)	98.41	125.81	146.54	185.80	214.59

Our peer group is composed of Allied Capital Corporation and American Capital Strategies, Ltd. We are primarily a mezzanine lender that focuses on investments in senior subordinated, senior, and junior subordinated debt. The companies that we have selected for our peer group are also business development companies and engage in similar investment activity, but also have a higher focus on equity investments and buyout transactions than we do. Management wishes to include companies that share a more closely aligned focus in their investment activities in our peer group, and believes that companies such as Ares Capital Corporation and Apollo Investment Corporation more closely share our investment focus.

However, due to the fact that these companies have less than five years of history as publicly traded companies, we did not have sufficient data available to use these companies in our peer group. Thus, our former peer group companies have been retained.

(1)          This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)          The returns of each company assume reinvestment of dividends and have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Capital Corporation stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Harry T. Brill, Jr., Chief Financial Officer, at the address set forth on the cover page of this proxy statement or contact Mr. Brill at (703) 287-5800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Terry Brubaker
Secretary
January 11, 2007

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2006 is available without charge upon written request to Investor Relations at the following address: Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. You may also request a copy free of charge by calling our toll-free investor relations line at 1-866-366-5745.

DETACH PROXY CARD HERE

☐

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States. ☑
Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTOR LISTED BELOW.

Proposal 1: To elect three Class III directors to hold office until the 2010 Annual Meeting of Stockholders.

FOR all nominees listed ☐	WITHHOLD AUTHORITY to vote for all nominees listed ☐	*FOR all except ☐

NOMINEE: Paul Adelgren			In their direction, the proxies are authorized to vote on any business as may properly come before the meeting or any adjournment or postponement thereof.
NOMINEE: John H. Outland
NOMINEE: David Gladstone

To withhold authority to vote in favor of any nominee, mark “FOR all except” and write the name of the nominee below:

*Exceptions
SCAN LINE

Please sign exactly as your name or names appears hereon. If the stock is registered in the name of two or more persons, each should sign. Executor, administrator, trustee, guardian and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date Share Owner sign here Co-Owner sign here

GLADSTONE CAPITAL CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 22, 2007

The undersigned hereby appoints David Gladstone and George Stelljes III, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Capital Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Capital Corporation to be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102, on Thursday, February 22, 2007 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal 1, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

(Continued and to be signed on reverse side)

GLADSTONE CAPITAL CORPORATION
P.O. BOX 11046
To change your address, please mark this box	☐	NEW YORK, N.Y. 10203-0046